                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: November 7, 1997

                    CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1

    A New York                 Commission File             I.R.S. Employer
    Corporation                No. 333-08645               No. 13-7097632

                          c/o AT&T Capital Corporation
               44 Whippany Road, Morristown, New Jersey 07962-1983
                         Telephone Number (973) 397-3000


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


Item 5.  Other Events

CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT

DETERMINATION DATE: 11/07/97                         PAYMENT DATE:  11/17/97
COLLECTION PERIOD:  10/31/97


I.       INFORMATION REGARDING THE CONTRACTS

    1.   CONTRACT POOL PRINCIPAL BALANCE

         a.  Beginning of Collection Period           $1,831,563,320.71
         b.  End of Collection Period                 $1,746,141,552.11
         c.  Reduction for Collection Period          $   85,421,768.59

    2.   DELINQUENT SCHEDULED PAYMENTS

         a.  Beginning of Collection Period           $   36,421,750.30
         b.  End of Collection Period                 $   32,450,940.20

    3.   LIQUIDATED CONTRACTS

         a.  Number of Liquidated Contracts with
             respect to Collection Period                      573
         b.  Required Payoff Amounts of Liquidated
             Contracts                                $    2,984,087.78
         c.  Total Reserve for Liquidation Expenses   $            0.00
         d.  Total Liquidation Proceeds Received(1)   $    1,408,298.76
         e.  Liquidation Proceeds Allocated to
             Owner Trust                              $    1,289,670.13
         f.  Liquidation Proceeds Allocated to
             Depositor                                $      118,628.63
         g.  Current Realized Losses                  $    1,694,417.65

    4.   PREPAID CONTRACTS

         a.  Number of Prepaid Contracts with
             respect to Collection Period                         1,206
         b.  Required Payoff Amounts of Prepaid
             Contracts                                 $   7,397,280.78

    5.   PURCHASED CONTRACTS (BY TCC)

         a.  Number of Contracts Purchased by TCC
             with respect to Collection Period                        0
         b.  Required Payoff Amounts of Purchased
             Contracts                                 $           0.00

    (1) Net of any addition to reserve for liquidation expenses.


    6.   DELINQUENCY STATUS OF CONTRACTS (END OF COLLECTION PERIOD)

                       ---------          ---------      ------------------       --------------
                                                                                 % OF AGGREGATE
                       NUMBER OF            % OF         AGGREGATE REQUIRED       REUIRED PAYOFF
                       CONTRACTS          CONTRACTS         PAYOFF AMOUNTS             AMOUNT
                       ---------          ---------      ------------------       --------------
a.   Current             177,903          93.68%          1,673,971,139.80        94.12%
b.   31-60 days            6,552           3.45%             64,678,519.74         3.64%
c.   61-90 days            2,484           1.31%             18,991,062.50         1.07%
d.   91-120 days           1,278           0.67%              7,986,538.31         0.45%
e.   120+ days             1,692           0.89%             12,965,231.96         0.73%
f.   Total               189,909         100.00%         $1,778,592,492.31       100.00%


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


CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 11/07/97                           PAYMENT DATE:  11/17/97
COLLECTION PERIOD: 10/31/97

    7.    HISTORICAL DELINQUENCY EXPERIENCE WITH RESPECT TO CONTRACTS


--------------------------------------------------------------------------------------------------------
                     % of                   % of                   % of                    % of
               Aggregate Required     Aggregate Required      Aggregate Required      Aggregate Required
                 Payoff Amounts          Payoff Amounts         Payoff Amounts           Payoff Amounts
Collection         31-60 Days              61-90 Days             91-120 Days              120+ Days
  Periods           Past Due                Past Due                Past Due               Past Due
---------------------------------------------------------------------------------------------------------
10/31/97        3.64%                1.07%                   0.45%                  0.73%
09/30/97        3.21%                0.95%                   0.48%                  0.82%
08/31/97        3.58%                0.95%                   0.50%                  0.80%
07/31/97        3.11%                0.90%                   0.53%                  0.78%
06/30/97        3.53%                0.90%                   0.57%                  0.69%
05/31/97        3.06%                0.99%                   0.58%                  0.63%
04/30/97        2.99%                1.08%                   0.47%                  0.64%
03/31/97        3.73%                0.96%                   0.46%                  0.61%
02/28/97        3.70%                0.97%                   0.55%                  0.55%
01/31/97        3.27%                0.97%                   0.49%                  0.40%
12/31/96        4.10%                0.96%                   0.39%                  0.20%
11/30/96        3.49%                0.83%                   0.34%                  0.00%
10/31/96        2.90%                0.64%                   0.01%                  0.01%


         8.    HISTORICAL LOSS EXPERIENCE WITH RESPECT TO CONTRACTS


                              -------------     -------------     ------------     ------------
                              COLLECTION        3 COLLECTION      6 COLLECTION
                                 PERIOD           PERIODS           PERIODS         CUMULATIVE
                                                   ENDING            ENDING           SINCE
                                Oct.-97           Oct.-97           Oct. -97       CUT-OFF DATE
                             -------------      -------------     ------------     ------------
a.   Number of
     Liquidated Contacts           573              1,890             4,053            7,660
b.   Number of Liquidated           0.204%            0.673%            1.444%          2.730%
     Contracts as a Percentage
     of Initial Contracts
c.   Required Payoff Amounts
     of Liquidated Contracts    $2,984,087.78     $11,497,703      $24,067,945      $46,314,934
d.   Liquidation Proceeds
     Allocated                  $1,289,670.13     $ 2,551,077       $4,537,556       $5,955,956
     to Owner Trust
e.   Aggregate Current
     Realized Losses            $1,694,417.65      $8,946,626      $19,530,389      $40,358,978
f.   Aggregate Current
     Realized                       0.053%            0.281%           0.613%           1.267%
     Losses as a Percentage of
     Cut-off Date Contract Pool
     Principal Balance


CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 11/07/97                        PAYMENT DATE:  11/17/97
COLLECTION PERIOD: 10/31/97

II.  INFORMATION REGARDING THE SECURITIES

 1.   SUMMARY OF BALANCE INFORMATION

---------------             ---------   --------------------    -----------------   -------------------    ----------------
                                       Principal Balance        Class Factor as     Principal Balance       Class Factor as
                            Coupon       as of Nov. 17, 1997    of Nov. 17, 1997   as of  Oct. 15, 1997    of  Oct. 15, 1997
Class                         Rate          Payment Date           Payment Date         Payment Date         Payment Date
---------------             ---------   --------------------    -----------------   -------------------    ----------------
a.   Class A-1 Notes        5.60%     $          0.00              0.0000000        $             0.00           0.00000
b.   Class A-2 Notes        5.95%     $444,739,916.27              0.63991355       $    533,052,355.85          0.76698
c.   Class A-3 Notes        6.11%     $659,000,000.00              1.00000000       $    659,000,000.00          1.00000
d.   Class A-4 Notes        6.28%     $400,220,000.00              1.00000000       $    400,220,000.00          1.00000
e.   Class B Notes          6.57%     $178,500,000.00              1.00000000       $    178,500,000.00          1.00000
f.   Equity Certificates    6.75%     $ 95,659,329.00              0.75021435       $     97,212,710.97          0.76240
g.   Total                   N.A.   $1,778,119,245.27              0.55823900       $  1,867,985,066.82          0.58645


        Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $1,778,592,492.31 and the CCA balance is $171,669,017.33.


2.   MONTHLY PRINCIPAL AMOUNT
  a.  Principal Balance of Notes and Equity Certificates
      (End of Collection Period)                              $1,867,985,066.82
  b.  Contract Pool Principal Balance (End of Collection
      Period)                                                 $1,746,141,552.11
  a.  Monthly Principal Amount                                $  121,843,514.71

3.   GROSS COLLECTIONS
  a.  Scheduled Payments Received                             $   92,372,520.70
  b.  Liquidation Proceeds Allocated to Owner Trust           $    1,289,670.13
  c.  Required Payoff Amounts of Prepaid Contracts            $    7,397,280.78
  d.  Required Payoff Amounts of Purchased Contracts          $            0.00
  e.  Proceeds of Clean-up Call                               $            0.00
  f.  Investment Earnings on Collection Account and
      Note Distribution Account                               $      314,637.21
  g.  Extension Fees Allocated to Owner Trust                 $       16,644.45
  h.  Total Gross Collections (sum of (a) through (g))        $  101,390,753.27

4.   DETERMINATION OF AVAILABLE FUNDS

  a.  Total Gross Collections                                 $  101,390,753.27
  b.  Withdrawal from Cash Collateral Account                 $            0.00
  c.  Total Available Funds                                   $  101,390,753.27





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


CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 11/07/97                           PAYMENT DATE:  11/17/97
COLLECTION PERIOD: 10/31/97

5.   APPLICATION OF AVAILABLE FUNDS


---------------------------------  --------------------------------  --------------------------------
             ITEM                               AMOUNT                  REMAINING AVAILABLE FUNDS
---------------------------------  --------------------------------  --------------------------------
     a.   Total Available Funds                                        $ 101,390,753.27
     b.   Servicing Fee                  $1,907,878.46                    99,482,874.81
     c.   Interest on Notes:
          i)   Class A-1 Notes                    0.00                    99,482,874.81
          ii)  Class A-2 Notes            2,643,051.26                    96,839,823.55
          iii) Class A-3 Notes            3,355,408.33                    93,484,415.21
          iv)  Class A-4 Notes            2,094,484.67                    91,389,930.55
          v)   Class B Notes                977,287.50                    90,412,643.05
    d.  Interest on Equity                  546,821.50                     89,865,821.55
          Certificates
    e.   Principal of Notes and
          Equity Certificates:
          i)   Class A-1 Notes                    0.00                     89,865,821.55
          ii)  Class A-2 Notes           88,312,439.57                      1,553,381.97
          iii) Class A-3 Notes                    0.00                      1,553,381.97
          iv)   Class A-4 Notes                   0.00                      1,553,381.97
          v)   Class B Notes                      0.00                      1,553,381.97
          vi)  Equity Certificates        1,553,381.97                              0.00
     f.   Deposit to Cash                         0.00                              0.00
          Collateral Account
     g.  Amount to be applied in                  0.00                              0.00
          accordance with CCA
          Loan Agreement
     h. Balance, if any, to Equity                0.00                              0.00
          Certificates


CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 11/07/97                           PAYMENT DATE:  11/17/97
COLLECTION PERIOD: 10/31/97

III.     INFORMATION REGARDING THE CASH COLLATERAL ACCOUNT

    1.   BALANCE RECONCILIATION



                                                                            November 1997
                            ITEM                                             PAYMENT DATE
---------------------------------------------------               ---------------------------
     a. Available Cash Collateral Amount (Beginning)               $ 200,432,927.76
     b. Deposits to Cash Collateral Account                                    0.00
     c. Withdrawals from Cash Collateral Account                               0.00
     d. Releases of Cash Collateral Account Surplus                $  28,763,910.43
        (Excess, if any of (a) plus (b) minus (c)  over (f))
     e. Available Cash Collateral Amount (End)                     $ 171,669,017.33
        (Sum of (a) plus (b) minus (c) minus (d))
     f. Requisite Cash Collateral Amount                           $ 171,669,017.33
     g. Cash Collateral Account  Shortfall                                     0.00
        (Excess, if any, of (f) over (e))

    2. CALCULATION OF REQUISITE CASH COLLATERAL AMOUNT

     a. For Payment Dates from, and including, the November 1996 Payment Date to, and including, the October 1997
        Payment Date

        1) Initial Cash Collateral Amount                            $   207,040,000

     b. For Payment Dates from, and including, the November 1997 Payment Date until the Final Payment Date, the sum of

        1) 8% of the Contract Pool Principal Balance                 $ 139,691,324.17

        2) The Aggregate Principal Balance of the Notes
           and the Equity Certificate Balance less the
           Contract Pool Principal Balance                           $  31,977,693.16

        3) Total                                                     $ 171,669,017.33

     c. Floor equal to the lesser of

        1) 2% of Cut-Off Date Contract Pool Principal
           Balance ($63,704,600); and

        2) the Aggregate Principal Balance of the Notes

            and the Equity Certificate Balance                        $     63,704,600

     d. Requisite Cash Collateral Amount                              $ 171,669,017.33


    3. CALCULATION OF CASH COLLATERAL ACCOUNT WITHDRAWALS

         a. Interest Shortfalls                                         0.00
         b. Principal Deficiency Amount                                 0.00
         c. Principal Payable at Stated Maturity Date of                0.00
            Class of Notes or Equity Certificates
         d. Total Cash Collateral Account Withdrawals                   0.00

CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 11/07/97                           PAYMENT DATE:  11/17/97
COLLECTION PERIOD: 10/31/97

IV.  INFORMATION REGARDING DISTRIBUTIONS ON SECURITIES


-------------------      ---------------     --------------     ---------------     -------------   ----------------  --------------
   Distribution             Class A-1          Class A-2           Class A-3          Class A-4          Class B          Equity
     Amounts                  Notes              Notes               Notes              Notes             Notes        Certificates
-------------------      ---------------     --------------     ---------------     -------------   ----------------  --------------
1. Interest Due          $          0.00      $2,643,051.26      $3,355,408.33      $2,094,484.67   $977,287.50       $  546,821.50
2. Interest Paid         $          0.00      $2,643,051.26      $3,355,408.33      $2,094,484.67   $977,287.50       $  546,821.50
3. Interest Shortfall    $          0.00      $        0.00      $        0.00      $        0.00   $      0.00       $        0.00
    ((1) minus (2))
4. Principal Paid        $          0.00      $88,312,439.57     $        0.00      $        0.00   $      0.00       $1,553,381.97
5. Total Distribution    $          0.00      $90,955,490.84     $3,355,408.33      $2,094,484.67   $977,287.50       $2,100,203.47
    Amount
  ((2) plus (4))


CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT

DETERMINATION DATE: 11/07/97                           PAYMENT DATE:  11/17/97
COLLECTION PERIOD: 10/31/97

V.   INFORMATION REGARDING OTHER POOL CHARACTERISTICS


-------------------------------                 -------------------------------           -------------------------
                                                          AS OF END                                AS OF END
                                                       OF October  97                           OF September 97
                                                         COLLECTION                                COLLECTION
ITEM                                                       PERIOD                                    PERIOD
-------------------------------                 -------------------------------           -------------------------
1.   ORIGINAL CONTRACT CHARACTERISTICS
     a. Original Number of Contracts                              280,634
     b. Cut-Off Date Contract Pool Principal               $3,185,229,329
        Balance
     c. Original Weighted Average Remaining                 38.6 months
        Term
     d. Weighted Average Original Term                      56.1 months

2. CURRENT CONTRACT CHARACTERISTICS

     a.  Number of Contracts                               189,909                                   196,887

     b.  Average Contract                                  $9,194.62                                 $9,302.61
         Principal Balance
     c.  Weighted Average Remaining Term                   31.0 months                               31.5 months

CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT

DETERMINATION DATE: 11/07/97                           PAYMENT DATE: 11/17/97
COLLECTION PERIOD: 10/31/97

VI.   Capita Equpiment Receivables Trust 1996-1 Prepayment Speeds


                           Since Issue
 Period                       CPR
-------------------------- ---------
 0       Oct-96
 1       Nov-96             10.866%
 2       Dec-96              7.964%
 3       Jan-97              8.606%
 4       Feb-97              8.254%
 5       Mar-97              7.615%
 6       April-97            7.211%
 7       May-97              8.268%
 8       June-97             7.752%
 9       Jul-97              7.784%
10       Aug-97              7.781%
11       Sep-97              7.506%
12       Oct-97              7.348%
13       Nov-97              7.346%

                      Servicer Certificate

     The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the "Servicer") under the Transfer and Servicing Agreement, dated as of October 1, 1996 (the "Transfer and Servicing Agreement"), among Capita Equipment Receivables Trust 1996-1, Antigua Funding Corporation, The Chase Manhattan Bank, as trustee under the Indenture, and AT&T Capital Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible Officer of the Servicer and, pursuant to Section 3.9 of the Transfer and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on November 17, 1997.

     This Certificate shall constitute the Servicer's Certificate as required by
Section 3.9 of the Transfer and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Transfer and Servicing Agreement.

Glenn A. Votek
 ------------------------------
By: Glenn A. Votek

Vice President and Treasurer

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                      AT&T CAPITAL CORPORATION

                      Glenn A. Votek
                      ------------------------------
                      By: Glenn A. Votek

                      Vice President and Treasurer

November 17, 1997